UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

April 26, 2017

Date of Report (Date of Earliest Event Reported)

The Chemours Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36794	46-4845564
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street

Wilmington, Delaware, 19899

(Address of principal executive offices)

Registrant’s telephone number, including area code: (302) 773-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 26, 2017, pursuant to Proposals 4 and 5 listed in Item 5.07 below, stockholders of The Chemours Company (the “Company”) approved the Company’s 2017 Equity and Incentive Plan and Employee Stock Purchase Plan. A description of each plan is contained in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 13, 2017 and the complete text of each plan is attached hereto as Exhibit 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company  held its annual meeting of stockholders on April 26, 2017 (the “Annual Meeting”).

At the Annual Meeting, stockholders voted (i) in favor of the election of the directors listed below; (ii) in favor of the advisory vote to approve named executive officer compensation; (iii) in favor of the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2017; (iv) in favor of the approval of the Company’s 2017 Equity and Incentive Plan; (v) in favor of the approval of the Company’s Employee Stock Purchase Plan; and (vi) against the stockholder proposal on an executive compensation report.

The final voting results for each of these proposals are as follows:

Proposal 1 – Election of Directors to Serve One-Year Terms Expiring at the Annual Meeting of Stockholders in 2018

Nominee	For	Against	Abstain	Broker Non-Vote
Curtis V. Anastasio	111,780,717	25,350,183	168,479	28,090,524
Bradley J. Bell	132,989,359	4,144,550	165,469	28,090,525
Richard H. Brown	134,878,658	2,250,757	169,968	28,090,520
Mary B. Cranston	132,999,846	4,147,417	152,116	28,090,524
Curtis J. Crawford	105,588,003	31,541,043	170,333	28,090,524
Dawn L. Farrell	112,538,730	24,605,415	155,236	28,090,522
Stephen D. Newlin	105,592,253	31,507,821	199,305	28,090,524
Mark P. Vergnano	136,380,333	753,941	165,102	28,090,527

Proposal 2 – Advisory Vote to Approve Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Vote
133,955,232	2,907,550	436,575	28,090,546

Proposal 3 – Ratification of Selection of PricewaterhouseCoopers LLC for Fiscal Year 2017

For	Against	Abstain
161,014,893	4,141,912	233,098

Proposal 4 – Approval of The Chemours Company 2017 Equity and Incentive Plan

For	Against	Abstain	Broker Non-Vote
126,794,321	10,121,021	384,011	28,090,550

Proposal 5 – Approval of The Chemours Company Employee Stock Purchase Plan

For	Against	Abstain	Broker Non-Vote
136,269,190	759,207	270,967	28,090,539

Proposal 6 – Stockholder Proposal for Report on Executive Compensation

For	Against	Abstain	Broker Non-Vote
5,406,820	128,175,494	3,717,036	28,090,553

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1The Chemours Company 2017 Equity and Incentive Plan.

10.2The Chemours Company Employee Stock Purchase Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEMOURS COMPANY

By:	/s/ Mark E. Newman
Mark E. Newman
Senior Vice President and
Chief Financial Officer

Date:	May 1, 2017